                   TABLE OF CONTENTS


        Letter to Shareholders...............................   1
        Performance Results..................................   3
        Portfolio Highlights.................................   4
        Performance in Perspective...........................   5
        Portfolio Management Review..........................   6
        Equity Management Philosophy.........................   8
        Portfolio of Investments.............................   9
        Statement of Assets and Liabilities..................  13
        Statement of Operations..............................  14
        Statement of Changes in Net Assets...................  15
        Financial Highlights.................................  16
        Notes to Financial Statements........................  19
        Report of Independent Accountants....................  24

         ENT ANR 2/97

                            LETTER TO SHAREHOLDERS

                                                   [PHOTO APPEARS HERE]
                                           DENNIS J. MCDONNELL AND DON G. POWELL
January 31, 1997

Dear Shareholder,
We are pleased to report that the Van Kampen American Capital Enterprise Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capi-tal, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Mor-gan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

The U.S. economy experienced moderate growth and low inflation during the re-porting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 per-cent, respectively, following their 37.44 percent and 33.5 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
                                                          Continued on page two

The sharp drop in stock prices was caused by fears that the Fed would raise in-terest rates in response to the stronger-than-expected GDP growth and infla-tionary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a suc-cession of record highs by year end.
Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread specula-tion led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not an-ticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and war-ranted.
We caution investors to expect bumps along the way. Stock prices have appreci-ated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a re-turn of the rapid GDP growth experienced during the first half of 1996, a de-velopment that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   23.48%   22.48%   22.60%
One-year total return/2/.............................   16.36%   17.48%   21.60%
Five-year average annual total return/2/.............   13.35%   13.59%      N/A
Ten-year average annual total return/2/..............   14.16%      N/A      N/A
Life-of-Fund average annual total return/2/..........   13.07%   15.88%   16.84%
Commencement Date.................................... 01/07/54 12/20/91 07/20/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                   AS OF DECEMBER 31, 1996        AS OF JUNE 30, 1996
Philip Morris Companies, Inc............... 5.8%.......................... 4.5%
Federal National Mortgage Association ..... 3.0%.......................... 1.8%
Conseco, Inc............................... 1.9%.......................... 0.6%
Microsoft Corp. ........................... 1.8%.......................... 1.3%
Safeway, Inc............................... 1.7%.......................... 1.4%
Intel Corp................................. 1.6%.......................... 0.9%
Merck & Co., Inc........................... 1.6%.......................... 0.7%
Travelers Group, Inc. ..................... 1.5%.......................... 0.6%
Chase Manhattan Corp....................... 1.5%.......................... 1.1%
SunAmerica, Inc. .......................... 1.5%.......................... 1.1%

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                     AS OF DECEMBER 31, 1996
             Technology......................... 23%
             Finance............................ 17%
             Health Care........................ 13%
             Consumer Non-Durables.............. 10%
             Consumer Distribution..............  9%

                       AS OF JUNE 30, 1996
             Technology......................... 22%
             Finance............................ 15%
             Health Care........................ 11%
             Consumer Distribution.............. 10%
             Consumer Services..................  9%

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similar-ly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Enterprise Fund vs. the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 31, 1986 through December 31, 1996)

                             [CHART APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    = 16.36%
5 Year Avg. Annual    = 13.35%
10 Year Avg. Annual   = 14.16%
Inception Avg. Annual = 13.07%

	   VKAC Enterprise    Standard & Poor's    Lipper Growth
                Fund           500-Stock Index      Fund Index
Dec 1986       $ 9,425            $10,000             $10,000
Dec 1987       $ 9,528            $10,518             $10,325
Dec 1988       $10,677            $12,253             $11,785
Dec 1989       $14,005            $16,124             $15,022
Dec 1990       $13,602            $15,622             $14,209
Dec 1991       $18,939            $20,360             $19,371
Dec 1992       $20,528            $21,909             $20,849
Dec 1993       $22,776            $24,108             $23,347
Dec 1994       $22,734            $24,435             $22,980
Dec 1995       $30,446            $33,585             $30,483
Dec 1996       $37,596            $41,276             $35,811

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

We recently spoke with the management team of the Van Kampen American Capital Enterprise Fund about the key events and economic forces that shaped the mar-kets during the Fund's fiscal year. The team is led by Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity invest-ments. The following excerpts reflect their view on the Fund's performance during the 12-month period ended December 31, 1996.

Q WHAT ECONOMIC FACTORS DROVE THE MARKET UPWARD DURING THE PAST 12 MONTHS? HOW DID THEY AFFECT THE FUND?

A The positive combination of solid corporate earnings growth and subdued inflationary fears produced a very market-friendly economy in 1996. The
Dow Jones Industrial Average rose 26.01 percent, the NASDAQ Composite Index climbed 22.71 percent, and the Standard & Poor's 500-Stock Index returned
22.90 percent.

  Early in the year, several factors fueled equity performance. Unexpectedly strong corporate earnings, a growing economy, and record cash flows into mu-tual funds pushed the already-healthy equity markets even higher, with tech-nology and energy stocks leading the way.
  In mid-February, the markets hit a snag. Higher-than-expected employment numbers prompted inflation concerns and decreased the likelihood of further interest rate cuts by the Federal Reserve Board. The bond market rally that had begun at the end of 1995 came to an abrupt halt. Through April and May, concerns about inflation lingered, and small- and mid-size stocks led a broad market correction.
  This correction was short-lived, however, as technology stocks bounced back quickly. Soon after, large company stocks began their own recovery, and by the end of July, technology and financial stocks were leading the equity markets upward once again. Stocks continued their climb throughout the end of the year, highlighted by post-election strength. Because the November elections maintained the status quo of a Democratic President and Republican-controlled Congress, the market had one of its strongest post-election gains in history.

Q WHICH OF THE FUND'S HOLDINGS POSTED THE GREATEST GAINS DURING THE REPORT-ING PERIOD?

A By the end of the year, the Fund's largest weightings were in the tech-nology and financial services sectors, two of the best-performing sectors in 1996. We focused on these sectors because many technology and financial services companies exhibited the two features we look for when selecting stocks for the portfolio: positive fundamentals (including strong future earn-ings potential) and attractive price levels.

  In the technology sector, companies such as BMC Software, a computer soft-ware publisher, and 3Com, a networking equipment company, both had a positive impact on the Fund. Price appreciation over the 12-month period ended December 31, 1996 for these companies were 94 percent and 57 percent, respectively. In the financial services arena, several companies were consolidating and buying back stock, which created attractive valuations and enhanced the prospects of strong future earnings growth. Two standouts in this sector were Conseco, a life insurance company, and SunAmerica, a financial services company, which appreciated 104 percent and 88 percent, respectively, over the 12-month re-porting period. For additional Fund portfolio highlights, refer to page four.

Q WHAT IS YOUR FINANCIAL STRATEGY TO SEEK TO PROVIDE SHAREHOLDERS WITH A STRONG TOTAL RETURN?

A We have an extremely disciplined stock selection process: to look for companies with positive future fundamentals at attractive current prices.
To that end, we actively search for stocks that possess one of the following traits: consistent or accelerating earnings growth, a positive fundamental change (such as new management), or better-than-expected fundamentals. We only want to own stocks with at least one of these characteristics and with an at-tractive or reasonable price. We sell a stock by using the reverse of the above criteria: when a company no longer displays one of these characteris-tics, we sell it.

  We believe strongly in a simple philosophy executed in a disciplined manner. This includes talking with the management teams behind the companies in whose stocks we invest. This is the single most valuable way we spend our time. These meetings help us determine if a company has an effective business phi-losophy and if management is disciplined in implementing it. We also learn about a company's opportunities within its particular industry. During any given year, we will have in-depth discussions with 300 to 400 management teams.

Q    HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31,
     1996?

A The Fund achieved a total return of 23.48 percent/1/ (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index returned 22.90 percent, while the Lipper Growth Fund Index returned 17.48 per-cent. The S&P 500-Stock Index reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of all growth funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund perfor-mance results.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

A We expect a continuation of the moderate growth and low inflation that have characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher in 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid GDP growth experienced during the first half of 1996, which could persuade the Fed to raise interest rates.

  With this in mind, a review of your portfolio's asset mix may be warranted at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago.

/s/ Alan T. Sachtleben                    /s/ Jeff D. New
Alan T. Sachtleben                        Jeff D. New
Chief Investment Officer                  Portfolio Manager
Equity Investments

                                       7
                                             Please see footnotes on page three

           MANAGING YOUR EQUITY INVESTMENT FOR LONG-TERM PERFORMANCE

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

--------------------------------------------------------------------------------

Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds so that they maintain four key characteris-tics: a fully invested portfolio, broadly diversified holdings, a clearly de-fined structure, and a blended investment style. We believe these traits are vital in helping us achieve our objectives of consistency and excellence in long-term investment returns.

[_] FULLY INVESTED. The money you invest in one of our stock funds normally will be fully invested in the market to seek to maximize your potential for long-term returns.
 The importance of being fully invested is illustrated by the charts at right. By missing fewer than 4 percent of the months during the past 69 years, the value of $1 invested in 1926 was $19.48 at the end of 1996, compared to $1,371.98 for $1 that was invested for the entire period. During the five-year period (1992-1996), the average annual total return for stocks, as measured by the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index, was 15.24 percent. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was 7.96 percent. Of course, past performance is no guarantee of future performance.

[_] BROADLY DIVERSIFIED. A portfolio that is broadly diversified can help reduce risk and increase relative stability. Since our goal is consistency, we emphasize stock funds that are broadly diversified both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, our stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

[_] CLEARLY DEFINED STRUCTURE. Maintaining a fund's basic characteristics over time is an important component in delivering consistent results. It also is important to effective asset allocation. The basic characteristics of our funds are determined by a pre-defined profile which remains constant over time. If you buy a blue-chip stock fund today, it won't become a small-cap stock fund tomorrow.

We constantly evaluate the results of our approach and compare it to other similar funds. Although past performance is no guarantee of future results, we remain committed to our belief that this approach should help Van Kampen American Capital shareholders achieve consistent, competitive, long-term performance.

                            Fully Invested Approach
                           Market Returns 1926-1966

                           [BAR CHART APPEARS HERE]

                              $1 Invested in 1926

                      Stocks 852 Months           $1,371.98
                      T-Bills                        $13.54
                      Stocks Minus 30 Best Months    $19.48

Source: (C) Computed using data from Stock, Bonds, Bills, and Inflation 1997
        Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved.


                                Market Returns
                     S&P 500 Average Annual Total Returns
                             (12/31/91 - 12/31/96)

                           [BAR CHART APPEARS HERE]

                         Fully Invested          15.24%
                         Less 10 Best Days       11.19%
                         Less 20 Best Days        7.96%

Source: Vestek System

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

    Number                                                          Market Value
 of Shares Description                                                     (000)
--------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS 86.3%
           CONSUMER DISTRIBUTION 7.6%
  160,000  Bed Bath & Beyond, Inc. (b)...........................    $    3,880
  210,000  CompUSA, Inc. (b).....................................         4,331
  155,000  Gap, Inc..............................................         4,669
  250,000  General Nutrition Companies, Inc. (b).................         4,219
  260,000  Kroger Co. (b)........................................        12,090
  120,000  Lear Corp. (b)........................................         4,095
  200,000  Lowe's Companies, Inc.................................         7,100
  175,000  Ross Stores, Inc......................................         8,750
  560,000  Safeway, Inc. (b).....................................        23,940
  165,000  Sears Roebuck & Co....................................         7,611
  200,000  Tiffany & Co..........................................         7,325
  240,000  TJX Companies, Inc....................................        11,370
  250,000  U. S. Office Products Co. (b).........................         8,531
  235,000  Vons Companies, Inc. (b)..............................        14,071
                                                                     ----------
                                                                        121,982
                                                                     ----------
           CONSUMER DURABLES 1.1%
  305,000  Chrysler Corp.........................................        10,065
  150,000  Harley Davidson, Inc..................................         7,050
                                                                     ----------
                                                                         17,115
                                                                     ----------
           CONSUMER NON-DURABLES 8.3%
  125,000  Fila Holdings S.p.A. - ADR (Italy)....................         7,266
  210,000  Liz Claiborne, Inc....................................         8,111
  160,000  Nautica Enterprises, Inc. (b).........................         4,040
  130,000  Nike, Inc.-Class B....................................         7,768
  720,000  Philip Morris Companies, Inc..........................        81,090
   75,000  Procter & Gamble Co...................................         8,062
  350,000  RJR Nabisco Holdings Corp.............................        11,900
  125,000  Tommy Hilfiger Corp. (b)..............................         6,000
                                                                     ----------
                                                                        134,237
                                                                     ----------
           CONSUMER SERVICES 6.3%
  267,750  AccuStaff, Inc. (b)...................................         5,656
  200,000  Boston Chicken, Inc. (b)..............................         7,175
  275,000  Equifax, Inc..........................................         8,422
  345,000  Evergreen Media, Class A (b)..........................         8,625
  250,000  Hilton Hotels Corp....................................         6,531
   57,100  Knight Ridder, Inc....................................         2,184
  215,000  Marriot International, Inc............................        11,879
  115,000  Metro Networks, Inc. (b)..............................         2,904
  290,000  Omnicom Group.........................................        13,267
  160,000  Promus Hotel Corp. (b)................................         4,740
  390,000  RAC Financial Group, Inc. (b).........................         8,239
   44,700  Rental Service Corp. (b)..............................         1,229
  100,000  Scripps Co. (EW), Class A.............................         3,500
  490,000  Service Corp. International...........................        13,720
  120,000  Sonic Corp. (b).......................................         3,060
                                                                     ----------
                                                                        101,131
                                                                     ----------
           ENERGY 4.9%
  175,000  Apache Corp. .........................................         6,191
  175,000  Baker Hughes, Inc. ...................................         6,038
  130,000  Exxon Corp. ..........................................        12,740
  250,000  Phillips Petroleum Co. ...............................        11,062

                                       9
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

    Number                                                          Market Value
 of Shares Description                                                     (000)
--------------------------------------------------------------------------------
           ENERGY (CONTINUED)
   305,000 Smith International, Inc. (b)..........................   $   13,687
    85,000 Texaco, Inc. ..........................................        8,341
   100,000 Transocean Offshore, Inc. .............................        6,262
   405,000 Williams Companies, Inc. ..............................       15,187
                                                                     ----------
                                                                         79,508
                                                                     ----------
           FINANCE 14.8%
   200,000 Aames Financial Corp. .................................        7,175
   120,000 Alex Brown, Inc. ......................................        8,700
   205,000 Bank of Boston Corp. ..................................       13,171
   160,000 BankAmerica Corp. .....................................       15,960
   150,000 Charles Schwab Corp. ..................................        4,800
   235,000 Chase Manhattan Corp. .................................       20,974
    70,000 Citicorp...............................................        7,210
   300,000 CMAC Investment Corp. .................................       11,025
   425,000 Conseco, Inc. .........................................       27,094
   110,000 First Bank System, Inc. ...............................        7,508
   390,000 Green Tree Financial Corp. ............................       15,064
   235,000 Merrill Lynch & Co., Inc. .............................       19,152
   110,000 MGIC Investment Corp. .................................        8,360
   350,000 Money Store, Inc. .....................................        9,669
   194,000 Penncorp Financial Group, Inc. ........................        6,984
   140,000 Student Loan Marketing Association.....................       13,038
   470,000 SunAmerica, Inc. ......................................       20,856
   473,333 Travelers Group, Inc. .................................       21,477
                                                                     ----------
                                                                        238,217
                                                                     ----------
           GOVERNMENT 2.6%
 1,125,000 Federal National Mortgage Association..................       41,906
                                                                     ----------
           HEALTH CARE 11.5%
   190,000 Amgen, Inc. (b)........................................       10,331
   190,000 Bristol Myers Squibb Co................................       20,662
   250,000 Columbia / HCA Healthcare Corp.........................       10,188
   160,000 ESC Medical Systems, Ltd. (b)..........................        4,080
   290,000 Health Management Association, Inc., Class A (b).......        6,525
   310,000 HEALTHSOUTH Corp. (b)..................................       11,974
   375,000 Johnson & Johnson......................................       18,656
   250,000 Lincare Holdings, Inc. (b).............................       10,250
   130,000 Medtronic, Inc.........................................        8,840
   285,000 Merck & Co., Inc.......................................       22,586
   235,000 Pfizer, Inc............................................       19,476
   204,000 Physician Reliance Network, Inc. (b)...................        1,581
   255,000 Renal Treatment Centers, Inc. (b)......................        6,503
   200,000 Schering Plough Corp...................................       12,950
   250,000 Universal Health Services, Inc., Class B (b)...........        7,156
   100,000 Warner Lambert Co......................................        7,500
   143,000 Watson Pharmaceuticals, Inc. (b).......................        6,426
                                                                     ----------
                                                                        185,684
                                                                     ----------
           PRODUCER MANUFACTURING 5.7%
   100,000 Allied Signal, Inc.....................................        6,700
   265,000 Deere & Co.............................................       10,766
   190,000 Dover Corp.............................................        9,547
   100,000 Illinois Tool Workers, Inc.............................        7,988
   105,000 Textron, Inc...........................................        9,896

                                       10
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

    Number                                                          Market Value
 of Shares Description                                                     (000)
--------------------------------------------------------------------------------
           PRODUCER MANUFACTURING (CONTINUED)
   230,000 Tyco International, Ltd...............................    $   12,161
   180,000 United Technologies Corp..............................        11,880
   455,000 United Waste Systems, Inc. (b)........................        15,641
   245,000 USA Waste Services, Inc. (b)..........................         7,809
                                                                     ----------
                                                                         92,388
                                                                     ----------
           RAW MATERIALS/PROCESSING INDUSTRIES 3.3%
   150,000 Air Products & Chemicals, Inc.........................        10,369
   225,000 Cytec Industries, Inc. (b)............................         9,141
   405,000 Praxair, Inc..........................................        18,680
   155,000 Raychem Corp..........................................        12,419
    75,000 Union Carbide Corp....................................         3,066
                                                                     ----------
                                                                         53,675
                                                                     ----------
           TECHNOLOGY 19.6%
   270,000 3Com Corp. (b)........................................        19,811
   230,000 ADC Telecommunications, Inc. (b)......................         7,159
    80,000 Altera Corp. (b)......................................         5,815
   130,000 Analog Devices, Inc. (b)..............................         4,404
   155,000 Ascend Communications, Inc. (b).......................         9,629
   155,000 Aspect Telecommunications Corp. (b)...................         9,843
   180,000 Atmel Corp. (b).......................................         5,963
   135,000 BMC Industries, Inc...................................         4,253
   400,000 BMC Software, Inc. (b)................................        16,550
   160,000 Boeing Co.............................................        17,020
   250,000 Cadence Design Systems, Inc. (b)......................         9,937
   140,000 CHS Electronics, Inc. (b).............................         2,398
   315,000 Cisco Systems, Inc. (b)...............................        20,042
   150,000 Compaq Computer Corp. (b).............................        11,137
   255,000 Computer Associates International, Inc................        12,686
    90,000 Compuware Corp. (b)...................................         4,511
   210,000 DST Systems, Inc. (b).................................         6,589
   105,000 Input/Output, Inc. (b)................................         1,943
   175,000 Intel Corp............................................        22,914
    80,000 International Business Machines.......................        12,080
   135,000 Linear Technology Corp................................         5,923
   125,000 Lucent Technologies, Inc..............................         5,781
   300,000 Microsoft Corp. (b)...................................        24,787
   100,000 Nokia Corp - ADR (Finland)............................         5,763
   183,900 Octel Communications Corp. (b)........................         3,218
   235,000 Pacific Gateway Exchange, Inc. (b)....................         8,578
   200,000 PairGain Technologies, Inc. (b).......................         6,088
   150,000 Sanmina Corp. (b).....................................         8,475
   130,000 SCI Systems, Inc. (b).................................         5,801
   620,000 Sun Microsystems, Inc. (b)............................        15,926
   380,000 Tellabs, Inc. (b).....................................        14,297
    40,000 Tollgrade Communications, Inc. (b)....................         1,240
   110,000 Wind River Systems, Inc. (b)..........................         5,211
                                                                     ----------
                                                                        315,772
                                                                     ----------
           UTILITIES 0.6%
   375,000 Worldcom, Inc. (b)....................................         9,773
                                                                     ----------
 TOTAL LONG-TERM INVESTMENTS 86.3%
  (Cost $1,033,461,986) (a).......................................    1,391,388
                                                                     ----------

                                       11
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                   Market Value
Description                                                               (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 15.9%
COMMERCIAL PAPER 2.9%
General Electric Capital Corp. ($47,000,000 par, yielding 7.003%,
01/02/97 maturity) (c)............................................  $   46,982
                                                                    ----------
UNITED STATES AGENCY OBLIGATIONS 9.7%
Federal Farm Credit Bank Consolidated Discount Notes ($4,500,000
par, yielding 5.387%, 01/09/97 maturity)..........................       4,494
Federal Home Loan Bank Consolidated Discount Notes ($20,000,000
par, yielding 5.282%, 01/02/97 maturity)..........................      19,994
Federal Home Loan Mortgage Discount Notes ($14,000,000 par,
yielding 6.502%, 01/02/97 maturity)...............................      13,995
Federal Home Loan Mortgage Discount Notes ($34,000,000 par,
yielding 5.242%, 01/21/97 maturity) (c)...........................      33,897
Federal National Mortgage Association Discount Notes ($30,000,000
par, yielding 5.257%, 01/23/97 maturity)..........................      29,900
Federal National Mortgage Association Discount Notes ($25,000,000
par, yielding 5.318%, 02/11/97 maturity) (c)......................      24,846
Federal National Mortgage Association Discount Notes ($30,000,000
par, yielding 5.300%, 02/14/97 maturity) (c)......................      29,803
                                                                    ----------
                                                                       156,929
                                                                    ----------
REPURCHASE AGREEMENTS 3.3%
Bank of America Securities ($33,375,000 par, collateralized by
U.S. Government obligations in a pooled cash account, 5.75%
coupon, dated 12/31/96, to be sold on 01/02/97 at $33,385,661)....      33,375
Lehman Home Equity Loan Trust ($20,090,000 par, collateralized by
U.S. Government obligations in a pooled cash account,
6.75% coupon, dated 12/31/96, to be sold on 01/02/97 at
$20,097,534) (c)..................................................      20,090
                                                                    ----------
                                                                        53,465
                                                                    ----------
TOTAL SHORT-TERM INVESTMENTS......................................     257,376
LIABILITIES IN EXCESS OF OTHER ASSETS (2.2%)......................     (35,799)
                                                                    ----------
NET ASSETS 100.0%.................................................  $1,612,965
                                                                    ----------

(a) At December 31, 1996, cost for federal income tax purposes is $1,035,343,365; the aggregate gross unrealized appreciation is $370,959,569 and the aggregate gross unrealized depreciation is $14,914,719, resulting in net unrealized appreciation of $356,044,850.

(b)Non-income producing security as this stock currently does not declare dividends.

(c)Assets segregated as collateral for open futures transactions.

                                       12
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
    All amounts, except for Maximum Offering Price information, reported in thousands

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $1,033,462) (Note 1)...  $1,391,388
Short-Term Investments (Note 1).....................................     257,376
Cash................................................................          19
Receivables:
 Securities Sold....................................................      14,317
 Fund Shares Sold...................................................       7,059
 Dividends..........................................................       1,653
Other...............................................................          13
                                                                      ----------
 Total Assets.......................................................   1,671,825
                                                                      ----------
LIABILITIES:
Payables:
 Securities Purchased...............................................      35,866
 Fund Shares Repurchased............................................      13,655
 Income and Capital Gain Distributions..............................       4,111
 Variation Margin on Futures (Note 5)...............................       3,285
 Distributor and Affiliates (Notes 2 and 6).........................       1,034
 Investment Advisory Fee (Note 2)...................................         653
Accrued Expenses....................................................         128
Deferred Compensation and Retirement Plans (Note 2).................         128
                                                                      ----------
 Total Liabilities..................................................      58,860
                                                                      ----------
NET ASSETS..........................................................  $1,612,965
                                                                      ----------
NET ASSETS CONSIST OF:
Capital (Note 3)....................................................  $1,227,306
Net Unrealized Appreciation on Securities...........................     359,779
Accumulated Net Realized Gain on Securities.........................      25,350
Accumulated Undistributed Net Investment Income.....................         530
                                                                      ----------
NET ASSETS..........................................................  $1,612,965
                                                                      ----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $1,276,939,489 and 84,453,156 shares of beneficial interest
 issued and outstanding)............................................  $    15.12
 Maximum sales charge (5.75%* of offering price)....................         .92
                                                                      ----------
 Maximum offering price to public...................................  $    16.04
                                                                      ----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $305,609,771 and 20,497,944 shares of beneficial interest issued
 and outstanding)...................................................  $    14.91
                                                                      ----------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $30,415,708 and 2,026,647 shares of beneficial interest issued
 and outstanding)...................................................  $    15.01
                                                                      ----------

*On sales of $50,000 or more, the sales charge will be reduced.

                                       13
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
                       All amounts reported in thousands

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.............................................................  $ 14,506
Interest..............................................................     8,213
                                                                        --------
 Total Income.........................................................    22,719
                                                                        --------
EXPENSES:
Investment Advisory Fee (Note 2)......................................     6,853
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and
 C of $2,309, $2,345 and $229, respectively) (Note 6).................     4,883
Shareholder Services (Note 2).........................................     3,227
Legal (Note 2)........................................................        89
Trustees Fees and Expenses (Note 2)...................................        60
Custody...............................................................        28
Other ................................................................     1,191
                                                                        --------
 Total Expenses.......................................................    16,331
 Less Expenses Reimbursed (Note 2)....................................        17
                                                                        --------
 Net Expenses.........................................................    16,314
                                                                        --------
NET INVESTMENT INCOME.................................................  $  6,405
                                                                        --------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments..........................................................  $ 82,937
 Futures..............................................................    21,619
                                                                        --------
Net Realized Gain on Securities.......................................   104,556
                                                                        --------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..............................................   175,843
                                                                        --------
 End of the Period:
 Investments..........................................................   357,926
 Futures..............................................................     1,853
                                                                        --------
                                                                         359,779
                                                                        --------
Net Unrealized Appreciation on Securities During the Period...........   183,936
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES........................  $288,492
                                                                        --------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................  $294,897
                                                                        --------

                                       14
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
                       All amounts reported in thousands

--------------------------------------------------------------------------------

                                                       Year Ended    Year Ended
                                                     December 31,  December 31,
                                                             1996          1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $     6,405   $     5,000
Net Realized Gain on Securities....................       104,556       173,805
Net Unrealized Appreciation on Securities During
 the Period........................................       183,936       122,975
                                                      -----------   -----------
Change in Net Assets from Operations...............       294,897       301,780
                                                      -----------   -----------
Distributions from Net Investment Income--Class A
Shares.............................................        (6,114)       (4,891)
                                                      -----------   -----------
Distributions from Net Realized Gain on Securities
 (Note 1):
 Class A Shares....................................       (71,743)     (141,851)
 Class B Shares....................................       (16,735)      (24,999)
 Class C Shares....................................        (1,643)       (2,130)
                                                      -----------   -----------
                                                          (90,121)     (168,980)
                                                      -----------   -----------
 Total Distributions...............................       (96,235)     (173,871)
                                                      -----------   -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES.........................................       198,662       127,909
                                                      -----------   -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..........................     2,030,347     1,556,049
Net Asset Value of Shares Issued Through Dividend
Reinvestment.......................................        86,564       155,870
Cost of Shares Repurchased.........................    (1,938,131)   (1,455,099)
                                                      -----------   -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.       178,780       256,820
                                                      -----------   -----------
TOTAL INCREASE IN NET ASSETS.......................       377,442       384,729
NET ASSETS:
Beginning of the Period............................     1,235,523       850,794
                                                      -----------   -----------
End of the Period (Including accumulated
 undistributed net investment income of $530 and
 $22, respectively)................................   $ 1,612,965   $ 1,235,523
                                                      -----------   -----------

                                       15
                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                Year Ended December 31,
                                         ---------------------------------------
Class A Shares                               1996     1995   1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.................................    $13.07   $11.43 $12.23  $12.64 $13.83
                                         -------- -------- ------  ------ ------
 Net Investment Income.................      .086      .08    .08     .06   .135
 Net Realized and Unrealized Gain/Loss
  on Securities........................     2.942   3.7325 (.1225) 1.2525  .9325
                                         -------- -------- ------  ------ ------
Total from Investment Operations.......     3.028   3.8125 (.0425) 1.3125 1.0675
                                         -------- -------- ------  ------ ------
Less:
 Distributions from Net Investment
 Income................................      .077    .0725   .085   .0575   .145
 Distributions from Net Realized Gain
  on Securities (Note 1)...............      .901     2.10  .6725   1.665 2.1125
                                         -------- -------- ------  ------ ------
Total Distributions....................      .978   2.1725  .7575  1.7225 2.2575
                                         -------- -------- ------  ------ ------
Net Asset Value, End of the Period.....   $15.120   $13.07 $11.43  $12.23 $12.64
                                         -------- -------- ------  ------ ------
Total Return (a).......................    23.48%   33.92%  (.18%) 10.96%  8.39%
Net Assets at End of the Period (In
millions)..............................  $1,276.9 $1,035.7 $749.7  $778.9 $736.4
Ratio of Expenses to Average Net Assets
(b)....................................     1.01%     .98%  1.05%    .99%   .99%
Ratio of Net Investment Income to
Average Net Assets (b).................      .60%     .59%   .71%    .48%  1.00%
Portfolio Turnover.....................      110%     152%   176%    196%   161%
Average Commission Paid Per Equity
Share Traded (c).......................    $.0583       --     --      --     --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      16
                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                               Year Ended December 31,
                                         ---------------------------------------
Class B Shares                              1996    1995    1994    1993    1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.................................   $12.94  $11.37  $12.19  $12.66  $13.82
                                         -------  ------  ------  ------  ------
 Net Investment Income/Loss............    (.012)   (.03)   (.01)   (.04)   .015
 Net Realized and Unrealized Gain/Loss
  on Securities........................    2.882    3.70  (.1375)   1.24   .9675
                                         -------  ------  ------  ------  ------
Total from Investment Operations.......    2.870    3.67  (.1475)   1.20   .9825
                                         -------  ------  ------  ------  ------
Less:
 Distributions from Net Investment
 Income................................       --      --      --    .005     .03
 Distributions from Net Realized Gain
  on Securities (Note 1)...............     .901    2.10   .6725   1.665  2.1125
                                         -------  ------  ------  ------  ------
Total Distributions....................     .901    2.10   .6725    1.67  2.1425
                                         -------  ------  ------  ------  ------
Net Asset Value, End of the Period.....  $14.909  $12.94  $11.37  $12.19  $12.66
                                         -------  ------  ------  ------  ------
Total Return (a).......................   22.48%  32.82%  (1.07%) 10.00%   7.67%
Net Assets at End of the Period (In
millions)..............................   $305.6  $184.1   $93.7   $66.2   $21.5
Ratio of Expenses to Average Net Assets
(b)....................................    1.82%   1.81%   1.89%   1.81%   1.90%
Ratio of Net Investment Income to
 Average Net Assets (b)................    (.21%)  (.24%)  (.11%)  (.37%)   .12%
Portfolio Turnover.....................     110%    152%    176%    196%    161%
Average Commission Paid Per Equity
Share Traded (c).......................   $.0583      --      --      --      --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      17
                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                    Year Ended December           July 20, 1993
                                            31,                   (Commencement
                                   -----------------------  of Distribution) to
Class C Shares                        1996    1995    1994    December 31, 1993
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...........................   $13.01  $11.42  $12.23               $12.66
                                   -------  ------  ------               ------
 Net Investment Loss.............    (.013)   (.03)   (.01)                (.03)
 Net Realized and Unrealized
  Gain/Loss on Securities........    2.912    3.72  (.1275)                .765
                                   -------  ------  ------               ------
Total from Investment Operations.    2.899    3.69  (.1375)                .735
Less Distributions from Net
 Realized Gain on Securities
 (Note 1)........................     .901    2.10   .6725                1.165
                                   -------  ------  ------               ------
Net Asset Value, End of the
Period...........................  $15.008  $13.01  $11.42               $12.23
                                   -------  ------  ------               ------
Total Return (a).................   22.60%  32.85%   (.99%)               6.08%*
Net Assets at End of the Period
 (In millions)...................    $30.4   $15.7    $7.4                 $2.1
Ratio of Expenses to Average Net
 Assets (b)......................    1.82%   1.80%   1.90%                1.83%
Ratio of Net Investment Income to
 Average Net Assets (b)..........    (.22%)  (.23%)  (.12%)               (.48%)
Portfolio Turnover...............     110%    152%    176%                 196%
Average Commission Paid Per
Equity Share Traded (c)..........   $.0583      --      --                   --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      18
                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Enterprise Fund (the "Fund") is organized as a Del-aware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund com-menced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.
The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not avail-able, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis.
The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price.
The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in re-purchase agreements. Repurchase agreements are fully collateralized by the un-derlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applica-ble security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and or-dinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
Net realized gains or losses may differ for financial and tax reporting pur-poses primarily as a result of gains or losses recognized for tax purposes on the mark-to-market of open futures at December 31, 1996, and the deferral of losses for tax purposes resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annu-ally from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes. During the period, the Fund paid long-term capital gains of $63,915,951.

                               December 31, 1996

--------------------------------------------------------------------------------

Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent book and tax basis differences relating to the recogni-tion of certain expenses which are not deductible for tax purposes totaling $217,430 have been reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $1 billion....................................................  .50 of 1%
Next $1 billion.....................................................  .45 of 1%
Next $1 billion.....................................................  .40 of 1%
Over $3 billion.....................................................  .35 of 1%

Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, coun-sel to the Fund, of which a trustee of the Fund is an affiliated person.
For the year ended December 31, 1996, the Fund recognized expenses of approxi-mately $262,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $2,759,200, represent-ing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
Additionally, for the year ended December 31, 1996, the Fund paid VKAC approxi-mately $217,400 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan. At December 31, 1996, VKAC owned 140,126 Class A shares of the Fund.

                               December 31, 1996

--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
At December 31, 1996, capital aggregated $927,135,294, $272,686,171 and
$27,484,801 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A........................................  126,043,194  $ 1,809,251,040
 Class B........................................   13,737,705      198,374,191
 Class C........................................    1,580,836       22,721,465
                                                 ------------  ---------------
Total Sales.....................................  141,361,735  $ 2,030,346,696
                                                 ------------  ---------------
Dividend Reinvestment:
 Class A........................................    4,744,715  $    69,348,511
 Class B........................................    1,091,094       15,745,899
 Class C........................................      101,205        1,470,099
                                                 ------------  ---------------
Total Dividend Reinvestment.....................    5,937,014  $    86,564,509
                                                 ------------  ---------------
Repurchases:
 Class A........................................ (125,592,139) $(1,803,597,041)
 Class B........................................   (8,554,547)    (122,127,031)
 Class C........................................     (861,999)     (12,406,893)
                                                 ------------  ---------------
Total Repurchases............................... (135,008,685) $(1,938,130,965)
                                                 ------------  ---------------

At December 31, 1995, capital aggregated $852,304,917, $180,734,309 and
$15,704,230 for Classes A, B, and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A........................................  106,134,949  $ 1,442,947,657
 Class B........................................    7,589,070      100,490,408
 Class C........................................      923,407       12,610,458
                                                 ------------  ---------------
Total Sales.....................................  114,647,426  $ 1,556,048,523
                                                 ------------  ---------------
Dividend Reinvestment:
 Class A........................................   10,204,215  $   130,617,203
 Class B........................................    1,841,496       23,364,668
 Class C........................................      147,978        1,888,209
                                                 ------------  ---------------
Total Dividend Reinvestment.....................   12,193,689  $   155,870,080
                                                 ------------  ---------------
Repurchases:
 Class A........................................ (102,688,145) $(1,402,228,054)
 Class B........................................   (3,442,265)     (45,974,654)
 Class C........................................     (514,225)      (6,896,277)
                                                 ------------  ---------------
Total Repurchases............................... (106,644,635) $(1,455,098,985)
                                                 ------------  ---------------

                               December 31, 1996

--------------------------------------------------------------------------------
Class B and C shares are offered without a front end sales charge, but are sub-ject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the pur-chase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respec-tive deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  5.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $426,700 and CDSC on redeemed shares of approximately $442,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $1,406,462,422 and $1,378,384,288, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to at-tempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this in-stance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
During the period, the Fund invested in futures contracts, a type of deriva-tive. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
      Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation un-der the futures contracts. During the period the futures contract is open, pay-ments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1996

--------------------------------------------------------------------------------
      Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1995.....................................       250
Futures Opened.......................................................     4,175
Futures Closed.......................................................    (3,975)
                                                                         ------
Outstanding at December 31, 1996.....................................       450
                                                                         ------

      The futures contracts outstanding at December 31, 1996, and the descrip-tion and unrealized appreciation are as follows:

                                                                    UNREALIZED
                                                        CONTRACTS APPRECIATION
------------------------------------------------------------------------------
S&P 500 Index Futures
 Mar 1997--Buys to Open (Current Notional Value of
 $372,250 per contact).................................       450   $1,852,949
                                                              ---   ----------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
      Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approxi-mately $2,215,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Enterprise Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to in-vestment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 59,053,510 shares voted for the proposal, 1,342,168 shares voted against and 3,743,742 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 51,541,096 shares voted for the proposal, 1,734,478 shares voted against and 3,892,516 shares abstained. With regard to the ratifi-cation of Price Waterhouse LLP as independent public accountants for the Fund, 59,955,958 shares voted for the proposal, 711,947 shares voted against and 3,471,514 shares abstained.

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents


    Tax Notice to Corporate
         Shareholders

  For 1996, 39.92% of the
  dividends taxable as ordinary
  income qualified for the 70%
  dividends received deduction
  for corporation.
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM, (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002



*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1997
 All rights reserved.

SMdenotes a service mark of
 Van Kampen American Capital Distributors, Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

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